EXHIBIT 24

                                POWER OF ATTORNEY

         We, the undersigned directors of the Registrant, hereby severally constitute and appoint Rick Green our true and lawful attorney and agent, to do any and all things in our names in the capacities indicated below which said person may deem necessary or advisable to enable the Registrant to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the annual report on Form 10-K for the year ended December 31, 2002, including specifically, but not limited to, power and authority to sign for us in our names in the capacities indicated below the annual report and any amendments thereto; and we hereby approve, ratify, and confirm all that said person shall do or cause to be done by virtue thereof.

/s/ Jim Berry                                                  February 27, 2003
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Jim Berry, Director

/s/ Thomas D. Berry                                            February 27, 2003
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Thomas D. Berry, Director

/s/ Joe Berry Cannon                                           February 27, 2003
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Joe Berry Cannon, Director

/s/ J. Berry Harrison                                          February 27, 2003
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J. Berry Harrison, Director

/s/ Erd M. Johnson                                             February 27, 2003
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Erd M. Johnson, Director

/s/ Betty B. Kerns                                             February 27, 2003
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Betty B. Kerns, Director

/s/ David P. Lambert                                           February 27, 2003
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David P. Lambert, Director

/s/ Linford R. Pitts                                           February 27, 2003
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Linford R. Pitts, Director

/s/ Robert B. Rodgers                                          February 27, 2003
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Robert B. Rodgers, Director

/s/ Russell W. Teubner                                         February 27, 2003
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Russell W. Teubner, Director

/s/ Stanley R. White                                           February 27, 2003
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Stanley R. White, Director